POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below nominates, constitutes and appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of THE GABELLI U.S. TREASURY MONEY MARKET FUND (the "Trust"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $.001 per share, of the Trust, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers and Trustees themselves might or could do.

         IN WITNESS WHEREOF, the undersigned officers and Trustees have hereunto set their hands this 12th day of December, 1996.

                                    /S/ MARIO J. GABELLI
                                    ----------------------------------------
                                    Mario J. Gabelli
                                    Chairman and President and Trustee

                                    /S/ ANTHONY COLAVITA
                                    ----------------------------------------
                                    Anthony Colavita
                                    Trustee

                                    /S/ VINCENT D. ENRIGHT
                                    -----------------------------
                                    Vincent D. Enright
                                    Trustee

                                    /S/ THOMAS E. O'CONNOR
                                    -----------------------------
                                    Thomas E. O'Connor
                                    Trustee

                                    /S/ JOHN J. PARKER
                                    -----------------------------
                                    John J. Parker
                                    Trustee

                                    /S/ KARL OTTO POHL
                                    -----------------------------
                                    Karl Otto Pohl
                                    Trustee

                                    /S/ ANTHONIE C. VAN EKRIS
                                    -----------------------------
                                    Anthonie C. van Ekris
                                    Trustee

                                    /S/ BRUCE N. ALPERT
                                    -----------------------------
                                    Bruce N. Alpert
                                    Principal Financial and Accounting Officer